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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

           (S-8 Registration Statement for VeraSun Energy Corporation
                           2003 Stock Incentive Plan)

         The undersigned constitutes and appoints Donald L. Endres and Bruce A. Jamerson, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to do any and all acts and things and to execute in his or her name any and all instruments which said attorney and agent may deem necessary or advisable in order to enable VeraSun Energy Corporation (the "Company") to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the VeraSun Energy Corporation 2003 Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith, and to file the same with the Securities and Exchange Commission, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated: June 3, 2006

Signature                                  Title
---------                                  -----

/s/ Donald L. Endres                       Chief Executive Officer and Director
---------------------------------          (Principal Executive Officer)
Donald L. Endres

/s/ Bruce A. Jamerson                      President and Director
---------------------------------
Bruce A. Jamerson

/s/ Danny C. Herron                        Senior Vice President and Chief
---------------------------------          Financial Officer
Danny C. Herron                            (Principal Financial Officer and
                                           Principal Accounting Officer)

/s/ Paul A. Schock                         Senior Vice President, Corporate
---------------------------------          Development and Director
Paul A. Schock

/s/ Mark L. First                          Director
---------------------------------
Mark L. First

/s/ D. Duane Gilliam                       Director
---------------------------------
D. Duane Gilliam

/s/ T. Jack Huggins III                    Director
---------------------------------
T. Jack Huggins III

/s/ Steven T. Kirby                        Director
---------------------------------
Steven T. Kirby